Borrower: PENN OCTANE CORPORATION  Lender: Bay Area Bank
          900 VETERANS BLVD.               900 Veterans Blvd.
          SUITE 240                        P.O. Box 2579
          REDWOOD CITY, CA 94063           Redwood City, CA 94064

Guarantor: JEROME B. RICHTER
           26280 DORI LANE
           LOS ALTOS HILLS, CA 94022


AMOUNT  OF  GUARANTY.    The  amount  of  this  Guaranty  is  Unlimited

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, JEROME B. RICHTER ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Bay Area Bank ("Lender") or its order, on demand, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of PENN OCTANE CORPORATION ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

     Borrower.    The  work  "Borrower"  means  PENN  OCTANE  CORPORATION.

     Guarantor.    The  word  "Guarantor"  means  JEROME  B.  RICHTER.

     Guaranty.   The word "Guaranty" means this Guaranty made by Guarantor for the  benefit  of  Lender  dated  April  2,  1997.

     Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities or Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such indebtedness in voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever, and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     Lender.    The  word  "Lender"  means  Bay  Area Bank, its successors and assigns.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guarantees, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against both his or her separate property and community property.

DURATION OF GUARANTY. The Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of the Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which the Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. The obligations of Guarantor under this Guaranty shall be in addition to any obligations of Guarantor , or any of them, under any other guaranties of the Indebtedness of Borrower or any other person heretofor or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guaranty shall not, unless herein provided, affect, invalidate, or supersede any such other guaranties are modified or revoked in writing; and this Guaranty shall not, unless herein provided, affect, invalidate, or supersede any such other guaranty. it is anticipated that fluctuations may occur in the aggregate amount of indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect
Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining From Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor, (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or
(m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change int he interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation. Until all indebtedness is paid in full, Guarantor waives all rights and any defenses Guarantor may have arising out of an election of remedies by Lender even tough that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower or any other guarantor or surety by operation of Section 580a, 580b, 580d and 726 of the California Code of Civil Procedure or otherwise. This waiver includes, without limitation, any loss of rights Guarantor may suffer by reason of any rights or protections of Borrower in connection with any anti-deficiency laws or other laws limiting or discharging the Indebtedness or Borrower's obligations (including, without limitation, Sections 726, 580a, 580b, and 580d of the California Code of Civil Procedure). Guarantor waives all rights and protections of any kind which Guarantor may have for any reason, which would affect or limit the amount of any recovery by Lender from Guarantor following a nonjudicial sale or judicial foreclosure of any real or personal property security for the Indebtedness including, but not limited to, the right to any fair market value hearing pursuant to California Code of Civil Procedure
Section 580a. Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS   PROVISIONS.  The following miscellaneous provisions are a part of  this  Guaranty:

     Integration Amendment> Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts,and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorney's fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of San Mateo County, State of California. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile,and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

     Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used int he plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. In any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where consent is required and in all cases such consent may be granted or withheld in the sold discretion of Lander.

ADDITIONAL PROVISIONS - GUARANTOR. AS AN INDUCEMENT TO LENDER TO EXTEND OR CONTINUE CREDIT TO BORROWER, THE UNDERSIGNED AGREE(S) NOT TO FURTHER PLEDGE, ENCUMBER OR SELL THE REAL PROPERTY LOCATED AT 26280 DORI LANE, LOS ALTOS HILLS, CA. IN ADDITION, IN THE EVENT OF BORROWER'S DEFAULT UNDER THE TERMS OF ANY NOTE OR SECURITY AGREEMENT EXECUTED IN FAVOR OF LENDER, THE UNDERSIGNED AGREE(S) TO EXECUTE A DEED OF TRUST IN FAVOR OF LENDER COVERING THE ASSETS LISTED ABOVE.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED APRIL 2, 1997.



/s/  JEROME  B.  RICHTER